Offerings - Offering: 1	Nov. 02, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 52,913,563.49
Amount of Registration Fee	$ 7,307.36
Offering Note	The transaction value is calculated as the estimated aggregate maximum purchase price for Shares. The fee of $7,307.36, calculated at $138.10 per $1,000,000 of the transaction value, was paid in connection with the filing of the Schedule TO-I by SkyBridge Opportunity Fund (File No. 005-79005) on July 30, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.